UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 6, 2005

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

1-12882	88-0242733
(Commission File Number)	(I.R.S. Employer Identification No.)

2950 Industrial Road

Las Vegas, Nevada 89109

(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200

(Registrant’s Telephone Number,

Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 6, 2005, Boyd Gaming Corporation issued a press release announcing the anticipated financial impact of Hurricanes Katrina and Rita on the Company’s Louisiana properties for the quarter ended September 30, 2005 and other information. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: October 11, 2005	By:	/s/ ELLIS LANDAU
Ellis Landau
Executive Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press release, dated October 6, 2005.